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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - DECEMBER 14, 2000



                              TXU ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)




          TEXAS                      1-11668                    75-1837355
(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     23   Independent Auditor's Consent of KPMG LLP.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TXU ELECTRIC COMPANY


                                        By: /s/ Kirk R. Oliver
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                                        Name:  Kirk R. Oliver
                                        Title: Vice President

Dated:  December 20, 2000


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                                  EXHIBIT INDEX

Exhibit             Description
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23                  Independent Auditor's Consent of KPMG LLP.